SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549

                                ______________

                                  FORM 8-K/A

                                CURRENT REPORT

                        PURSUANT TO SECTION 13 OR 15(d)

                    OF THE SECURITIES EXCHANGE ACT OF 1934

                                 May 16, 2002
                        _______________________________
                       (Date of earliest event reported)

                      Video Network Communications, Inc.
               ________________________________________________
              (Exact Name of Registrant as Specified in Charter)

      Delaware                 000-22235                   52-1707962
 _________________          _________________        __________________
(State of Employer          (Commission File                (I.R.S.
  Incorporation)                 Number)            Identification Number)


            50 International Drive, Portsmouth, New Hampshire 03801
                _______________________________________________
             (Address of principal executive office and zip code)


                                (603) 334-6700
               _________________________________________________
             (Registrant's telephone number, including area code)


                                Not Applicable
           _________________________________________________________
         (Former Name or Former Address, if Changed Since Last Report)


ITEM 5.  OTHER EVENTS.

         This Current Report on Form 8-K/A amends the Current Report on Form 8-K/A filed by Video Network Communications, Inc. (the "Company") on September 4, 2002. This Current Report attaches hereto an amended Exhibit 99.3 and incorporates by reference herein the Company's amended unaudited pro forma condensed combined financial information giving effect to the merger of B2BVideo Network Corp. with and into B2B Merger Sub., Inc., a wholly-owned subsidiary of the Company.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c)      Exhibits.

No.             Description

99.3 Video Network Communication Inc.'s amended unaudited pro forma condensed combined financial statements as of March 31, 2002 and for the three months ended March 31, 2002 giving effect to the merger of B2B Video Network Corp. with and into B2B Merger Sub, Inc., a wholly-owned subsidiary of Video Network Communications, Inc. and various other transactions related to financing, all as part of the same agreement.

99.4 Certification of CEO and CFO pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.



                                  SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                     VIDEO NETWORK COMMUNICATIONS, INC.

Date: September 12, 2002             By:     /s/ Carl Muscari
                                        ------------------------------------
                                        Name:  Carl Muscari
                                        Title:  Chief Executive Officer



                                 EXHIBIT INDEX


No.             Description

99.3 Video Network Communication Inc.'s amended unaudited pro forma condensed combined financial statements as of March 31, 2002 and for the three months ended March 31, 2002 giving effect to the merger of B2B Video Network Corp. with and into B2B Merger Sub, Inc., a wholly-owned subsidiary of Video Network Communications, Inc. and various other transactions related to financing, all as part of the same agreement.

99.4 Certification of CEO and CFO pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.